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                                                                    EXHIBIT 10.2

                                    CLARICA

                             LEASE OF OFFICE SPACE

                                                         DATED: December 6, 1999

                                    BETWEEN

                         CLARICA LIFE INSURANCE COMPANY
                           Property Management Office
                        99 Bank Street, Ottawa, Ontario

                                                                    ("Landlord")

                                      AND

                             THE OBJECT PEOPLE INC.

                                                                      ("Tenant")

FOR PREMISES IN the building in Clarica Centre, Ottawa, known as 99 Bank Street.


LANDLORD AND TENANT, in consideration of the covenants herein contained, hereby covenant and agree as follows:

ARTICLE 1.00   DEFINITIONS

1.01 Definitions    In this Lease:

     (a) "Minimum Annual Rent" means the amount payable by Tenant to Landlord in respect of each year of the Term under Article 4.01.

     (b)  "Article" means an article of this Lease.

     (c)  "Commencement Date" means the first day of the Term.

     (d)  "Exhibit A" means the plan(s) attached hereto as Exhibit A.

     (e) "Exhibit B" means the provisions relating to Occupancy Costs and other matters attached hereto as Exhibit B.

     (f) "Exhibit C" means the Rules and Regulations attached hereto as Exhibit C.

     (g) "Exhibit D" means the Supplemental Terms and Conditions (if any) attached hereto as Exhibit "D".

     (h) "Fiscal Year" means a twelve month period (all or part of which falls within the Term) from time to time determined by Landlord with concurrence of the appropriate taxation authorities, at the end of which Landlord's books are balanced for auditing or taxation purposes.

     (i) "Goods and Services Tax" means all goods and services taxes, business transfer, multi-stage sales, sales, use, consumption, value added or other similar taxes of whatever name imposed upon the Landlord or the Tenant, the Government of Canada or by any provincial or local government.

     (j) "Lease" means this Lease, Exhibits A, B, C and (if attached) D to this Lease, and every properly executed instrument which by its terms amends, modifies or supplements this Lease.

     (k)  "Occupancy Costs" means amounts payable by tenant to Landlord under
          Article 4.02.

     (l)  "Other Charges" means amounts payable to Landlord under Article 4.03.


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     (m)  "Premises" means 27,962 rentable square feet, more or less, on the
          13th floor of the Building as generally indicated on Exhibit A provided that Landlord shall have the right to change the location of the Premises to other comparable space in the Building, subject to reimbursing Tenant for any and all expenses reasonably incurred by Tenant in connection with such change including the cost of reconstruction of its leasehold improvements.

     (n) "Rent" means the aggregate of all amounts payable by Tenant to Landlord under Articles 4.01, 4.02 and 4.03.

     (o)  "Term" means the period of time set out in Article 3.01.

ARTICLE 2.00 GRANT OF LEASE

2.01 GRANT Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms and conditions of this Lease.

2.02 QUIET ENJOYMENT Landlord covenants with Tenant, that Tenant, paying the Rent hereby reserved and performing the covenants herein on Tenant's part contained, shall and may peaceably possess and enjoy the Premises for the Term, without any interruption or disturbance from Landlord, or any other person or persons lawfully claiming by, from or under Landlord.

2.03 COVENANTS OF LANDLORD AND TENANT Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.

ARTICLE 3.00 TERM AND POSSESSION

3.01 TERM Notwithstanding Articles 3.02 and 3.03, the Term of this Lease shall be five (5) years, beginning on the first day of the month of April, 2000, and ending on the last day of the month of March, 2005 unless terminated earlier as provided in this Lease.

ARTICLE 4.00 RENT AND OCCUPANCY COSTS

4.01 MINIMUM ANNUAL RENT Tenant shall pay to Landlord as Annual Rent for the Premises the sum of $503,316 in respect of each year of the Term, payable in advance and without notice in monthly instalments of $41,943.00 each on the Commencement Date and on the first day of each calendar month thereafter during the Term.

4.02 OCCUPANCY COSTS Tenant shall pay to Landlord, at the times and in the manner provided in Article 4.06, the Occupancy Costs determined under Exhibit B. See Page TWO-A

4.03 OTHER CHARGES Tenant shall pay to Landlord, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by Landlord, all amounts (other than those payable under Articles 4.01 and 4.02) which are payable by Tenant to Landlord under this Lease.

4.04 PAYMENT OF RENT - GENERAL All amounts payable by Tenant to Landlord under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of


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ARTICLE 4.02 - OCCUPANCY COSTS

4.02  (a)   The Lease will be completely net to the Landlord, and Tenant shall also pay, as Occupancy Costs, its proportionate share of the operating costs and real estate taxes for the Building as outlined in Exhibit "B" of this Lease; which estimated costs for 1999 are $15.15 per square foot of rentable area of the Premises.

      (b) Tenant will pay its share of the Occupancy Costs from the Commencement Date in equal, consecutive monthly installments, in advance on the first day of each and every month throughout the term of the lease.



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      rent. Rent shall be paid to Landlord, without deduction or set-off, in lawful money of Canada, at the address of Landlord as set forth at the beginning of this Lease, or to such other person or at such other address as Landlord may from time to time designate. Tenant's obligation to pay Rent in arrears shall survive the expiration or earlier termination of this Lease.

4.05  MINIMUM ANNUAL RENT - EARLY TERMINATION   If the Term ends on a day other
      than the last day of a calendar month, the installment of Annual Rent payable on the first day of the last calendar month of the Term shall be that proportion of the Annual Rent which the number of days from the first day of such last calendar month to the last day of the Term bears to 365, or if such number of days includes the 29th day of February, 366.

4.06  PAYMENT - OCCUPANCY COSTS

      (a) Prior to the Commencement Date and the beginning of each Fiscal Year thereafter, Landlord shall compute and deliver to Tenant a reasonable estimate of Occupancy Costs for the Appropriate Fiscal Year and without further notice Tenant shall pay to Landlord in monthly installments one-twelfth of such estimate simultaneously with Tenant's Payments of Annual Rent during such Fiscal Year.

      (b) Unless delayed by causes beyond Landlord's reasonable control, Landlord shall deliver to Tenant within 120 days after the end of each Fiscal Year a written statement (the "Statement") setting out in reasonable detail the amount of Occupancy Costs for such Fiscal Year and certified to be correct by an officer of Landlord. If the aggregate of monthly installments of Occupancy Costs actually paid by Tenant to Landlord during such Fiscal Year differs from the amount of Occupancy Costs payable for such Fiscal Year under Article 4.02, Tenant shall pay or Landlord shall refund the difference (as the case may be) without interest within 30 days after the date of delivery of the Statement.

      (c) If Landlord and Tenant disagree on the amount of Occupancy Costs as set forth in the Statement, Tenant shall nevertheless make payment in accordance therewith, but the disagreement shall immediately be referred by Landlord for prompt decision by Landlord's external auditors, whose decision shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within 14 days thereof, and the party required to make payment under such adjustment shall bear the costs of the auditors making such decision.

      (d) Neither party may claim a re-adjustment in respect of Occupancy Costs for a Fiscal Year if based upon any error of computation or allocation except by notice delivered to the other party within six months after the delivery of the Statement.

ARTICLE 5.00      USE OF PREMISES

5.01  USE   The Premises shall be used and occupied only as business offices and classrooms for corporate software training or for such other purpose as Landlord may specifically approve.

5.02  COMPLIANCE WITH LAWS    The Premises shall be used and occupied in a safe,
      careful and proper manner so as not to contravene any present or future governmental or quasi-governmental laws, regulations or orders. If due solely to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Tenant shall pay the entire cost thereof.

5.03  ABANDONMENT    Tenant shall not vacate or abandon the Premises at any time during the Term without Landlord's consent.

5.04  NUISANCE    Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.

ARTICLE 6.00      SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

6.01  OPERATION OF BUILDING   During the Term Landlord shall operate and
      maintain the Building in accordance with all applicable laws and regulations with standards from time to time prevailing for first-class office buildings in the area in which the Building is located and, subject to participation by Tenant by payment of Occupancy Costs under Article 4.02, shall provide the services set out in Articles 6.02 and 6.03.

6.02  SERVICES TO PREMISES    Landlord shall provide in the Premises:

      (a) heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during normal business hours.


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        (b)     janitor services, including window washing, as reasonably
                required to keep the premises in a clean and wholesome condition, provided that Tenant shall leave the Premises in a reasonably tidy condition at the end of each business day,

        (c) electric power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Building),

        (d) replacement of Building Standard fluorescent tubes, light bulbs and ballasts as required from time to time as a result of normal usage, and

        (e)     maintenance, repair and replacement as set out in Article 6.04.

6.03    BUILDING SERVICES       Landlord shall provide in the Building:

        (a) domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building,

        (b) access to and egress from the Premises, including elevator service,

        (c)     (i)     during normal business hours, heat, ventilation and
                        cooling in those areas of the Building from time to time designated by Landlord for use by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord, and

                (ii) lighting, electric power and domestic running water in those areas of the Building from time to time designated by Landlord for use by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord,

        (d) a general directory board on which Tenant shall be entitled to have its name shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant, and

        (e)     maintenance, repair and replacement as set out in Article 6.04.

6.04    MAINTENANCE, REPAIR AND REPLACEMENT     Landlord shall operate,
        maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of Landlord's services under Articles 6.02 and 6.03 (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall expeditiously maintain and repair the foundations, structure and roof of the Building and repair damage to the Building which Landlord is obligated to insure against under Article 9.00, provided that:

        (a) if all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances,

        (b) Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord,

        (c) Landlord shall use reasonable diligence in carrying out its obligations under this Article 6.04, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so,

        (d)     no reduction or discontinuance of such services under this
                Article 6.04(a) or (b) shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease, and

        (e)     nothing contained herein shall derogate from the provisions of
                Article 16.00.

6.05    ADDITIONAL SERVICES

        (a) If from time to time requested by Tenant and to the extent that it is reasonably able to do so, Landlord shall provide in the Premises services in addition to those set out in Article 6.02, provided that Tenant shall within ten days of receipt of any invoice for any such additional service pay Landlord therefor at such reasonable rates as Landlord may from time to time establish.

        (b) Tenant shall not without Landlord's consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonably opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord within ten days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.



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          (c)  If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. At Landlord's request, Tenant shall install and maintain at Tenant's expense, metering devices for checking the use of any such utility or service in the Premises.

6.06      ALTERATIONS BY LANDLORD. Landlord may from time to time:

          (a) make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building,

          (b) make changes in or additions to any part of the Building not in or forming part of the Premises, and

          (c) change or alter the location of those areas of the Building from time to time designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord, provided that in doing so Landlord shall not disturb or interfere with Tenant's use of the Premises and operations of its business any more than is reasonably necessary in the circumstances and shall repair any damage to the Premises caused hereby.

6.07 ACCESS BY LANDLORD. Tenant shall permit Landlord to enter the Premises outside normal business hours, and during normal business hours where such will not unreasonably disturb or interfere with Tenant's use of the Premises and operations of its business, to examine, inspect and show the Premises to persons wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever reasonably possible consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

6.08 ENERGY, CONSERVATION AND SECURITY POLICIES. Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

ARTICLE 7.00  MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANT

7.01 CONDITIONS OF PREMISES. Except to the extent that Landlord is specifically responsible therefor under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including:

          (a) repainting and redecorating the Premises and cleaning drapes and carpets at reasonable intervals as needed, and

          (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction.

7.02 FAILURE TO MAINTAIN PREMISES. If Tenant fails to perform any obligation under Article 7.01, then on not less than ten days notice to Tenant Landlord may enter the Premises and perform such obligations without liability to Tenant for any loss or damage to Tenant thereby incurred, and Tenant shall pay Landlord the cost thereof, plus 20% of such cost for overhead and supervision, within ten days of receipt of Landlord's invoice therefor.

7.03 ALTERATIONS BY TENANT. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall:

          (a) comply with the requirements of any governmental or quasi-governmental authority having jurisdiction,

          (b)  be made only with the prior consent of Landlord,

          (c)  equal or exceed the then current standard for the Building, and

          (d) be carried out only by persons selected by Tenant and approved by Landlord, who shall if required by Landlord deliver to Landlord before commencement of the work performance and payment bonds as well as proof of workers' compensation and public liability and property damage insurance coverage.

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               with Landlord named as an additional insured, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out.

          Any increase in property taxes on or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by Tenant.

7.04      TRADE FIXTURES AND PERSONAL PROPERTY    Tenant may install in the
          Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems of the structure of the Building. If Tenant is not then in default hereunder, trade fixtures and personal property installed in the Premises by Tenant may be removed from the Premises:

          (a) from time to time in the ordinary course of Tenant's business or in the course of reconstruction, renovation, or alteration of the Premises by Tenant, and

          (b)  during a reasonable period prior to the expiration of the Term.

          provided that Tenant promptly repairs at its own expense any damage to the Premises resulting from such installation or removal.

7.05      CONSTRUCTION LIENS    Tenant shall pay before delinquency all costs
          for work done or caused to done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the Land or Building or any part thereof, shall keep the title to the Land and Building and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labour for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof, and shall cause the same to be removed within five days (or such additional time as Landlord may approve), failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

7.06      SIGNS    Any sign, lettering or design of Tenant which is visible
          from the exterior of the Premises shall be subject to approval by Landlord, and shall conform to the uniform pattern of identification signs for tenants in the Building as prescribed by Landlord. Tenant shall not inscribe or affix any sign, lettering or design in the Premises or Building which is visible from the exterior of the Building.

ARTICLE 8.00    TAXES

8.01      LANDLORD'S TAXES    Landlord shall pay before delinquency (subject to
          participation by Tenant by payment of Occupancy Costs under Article 4.02) every real estate tax, assessment, licence fee and other charge, excepting Tenant's Taxes under Article 8.02, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Building.

8.02      TENANT'S TAXES    Tenant shall pay before delinquency every tax,
          assessment, licence fee, excise fee and other charge, however described, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of:

          (a) operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant.

          (b) fixtures or personal property in the Premises which do not belong to the Landlord, and

          (c) the Rent paid or payable by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof if levied upon and payable by Tenant:

          provided that if Landlord so elects by notice to Tenant, Tenant shall add any amounts payable under this Article 8.02 to the monthly installments of Annual rent payable under Article 4.01 and Landlord shall remit such amounts to the appropriate authorities.

8.03      RIGHT TO CONTEST    Landlord and Tenant shall each have the right to
          contest in good faith the validity or amount of any tax, assessment, licence fee, excise fee or other charge which it is responsible to pay under this Article 8.00, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

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ARTICLE 9.00     INSURANCE

9.01 LANDLORD'S INSURANCE. During the Term, Landlord shall maintain at its own expense (subject to participation by Tenant by payment of Occupancy Costs under Article 4.02) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and other insurance on the Building and all property and interest of Landlord in the Building with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner in the area in which the Building is located. Policies for such insurance shall waive, to the extent available from Landlord's carrier(s) without additional charge, any right of subrogation against Tenant.

9.02 TENANT'S INSURANCE. During the Term, Tenant shall maintain at its own expense:

        (a) fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover Tenant's improvements and all property in the Premises which is not owned by Landlord, and

        (b) liability insurance, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from time to time acceptable to a prudent tenant in the community in which the Building is located, but not less than $1,000,000 for death, illness or injury to one or more persons, and $1,000,000 for property damage, in respect of each occurrence.

        Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least fifteen days' written notice to Landlord of termination or material alteration during the Term, and shall waive, to the extent available, any right of subrogation against Landlord. If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord certified copies or certificates of such policies, and evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

ARTICLE 10.00    INJURY TO PERSON OR PROPERTY

10.01 INDEMNITY BY TENANT. Tenant shall indemnify and hold harmless Landlord from and against every demand, claim, cause of action, judgment and expense, and all loss and damage arising from:

        (a) any injury or damage to the person or property of Tenant, any other tenant in the Building or to any other person rightfully in the Building, where the injury or damage is caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or results from the violation of any law, ordinance or governmental order of any kind or of any provision of this Lease by any of the foregoing.

        (b) any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises.

        (c) any loss or damage resulting from interference with or obstruction of deliveries to or from the Premises, and

        (d) any injury or damage not specified above to the person or property of Tenant, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than the negligence or misconduct of Landlord, its agents, servants, or employees.

10.02 SUBROGATION. The provisions of this Article 10.00 are subject to the waiver of any right of subrogation against Tenant in Landlord's Insurance under Article 9.01 and to the waiver of any right of subrogation against Landlord in Tenant's Insurance under Article 9.02 to the extent of the insurance proceeds.

ARTICLE 11.00    ASSIGNMENT AND SUBLETTING

11.01   ASSIGNMENT. Tenant may assign this lease:

        (a) to an assignee who is a purchaser of all or substantially all of the business of the Tenant that is conducted in the Premises, a parent or wholly owned subsidiary company of Tenant, a company which results from the reconstruction, consolidation, amalgamation or merger of Tenant, or a partnership in which Tenant (or not less than one-half of the principals thereof) has a substantial interest, or

        (b) with Landlord's prior consent and subject to Article 11.03, to any other assignee.

11.02 SUBLEASING. Tenant, with Landlord's prior consent and subject to Article 11.03, may sublet all or any part of the Premises.


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11.03     FIRST OFFER TO LANDLORD    If Tenant receives a bona fide arms' length
          offer from a proposed assignee to take an assignment of this Lease which Tenant wishes to accept, Tenant shall first deliver a copy thereof to Landlord together with an offer to surrender this Lease to Landlord on the same terms and conditions as those offered by such proposed assignee. If Tenant receives a bona fide arms' length offer from a proposed sublessee to sublet all or part of the Premises which Tenant wishes to accept, Tenant shall first deliver a copy thereof to Landlord together with an offer to sublet the Premises or part thereof (as the case may be) to Landlord on the same terms and conditions as those offered by such proposed sublessee. Any such offer to Landlord shall be deemed to have been rejected unless, within ten business days after receipt thereof, Landlord delivers to Tenant a notice of acceptance thereof. If any such offer to Landlord is rejected or deemed to have been rejected, Tenant may, with the consent of Landlord, assign this Lease to such proposed assignee or sublet the Premises or part thereof to such proposed sublessee (as the case may be) but only on the terms and conditions offered to Landlord.

11.04     LIMITATION    Except as specifically provided in this Article 11.00,
          Tenant shall not assign or transfer this Lease or any interest therein or in any way part with possession of all or any part of the Premises, or permit all or any part of the Premises to be used or occupied by any other person. Any assignment, transfer or subletting or purported assignment, transfer or subletting except as specifically provided herein shall be null and void and of no force or effect. The rights and interests of Tenant under this Lease shall not be assignable by operation of law without Landlord's written consent, which consent may be withheld in Landlord's absolute discretion.

11.05     TENANT'S OBLIGATIONS CONTINUE    No assignment, transfer or subletting
          (or use or occupation of the Premises by any other person) which is permitted under this Article 11.00 shall in any way release or relieve Tenant of its obligations under this Lease unless such release or relief is specifically granted by Landlord to Tenant in writing.

11.06     SUBSEQUENT ASSIGNMENTS    Landlord's consent to an assignment,
          transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.


ARTICLE 12.00    SURRENDER

12.01     POSSESSION    Upon the expiration or other termination of the Term,
          Tenant shall immediately quit and surrender possession of the Premises in substantially the condition in which Tenant is required to maintain the Premises excepting only reasonable wear and tear and damage covered by Landlord's insurance under Article 9.01. Upon such surrender, all right, title and interest of Tenant in the Premises shall cease.

12.02     TRADE FIXTURES, PERSONAL PROPERTY AND IMPROVEMENTS    Subject to
          Tenant's rights under Article 7.04, after the expiration or other termination of the Term all of Tenant's trade fixtures, personal property and improvements remaining in the Premises shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on demand all costs incurred by Landlord in connection therewith.

12.03     MERGER    The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any subleases and subtenancies or operates as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known sublessees or subtenants in the Premises or any part thereof.

12.04     PAYMENT AFTER TERMINATION    No payment of money by Tenant to Landlord
          after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under this Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

ARTICLE 13.00    HOLDING OVER

13.01     MONTH-TO-MONTH TENANCY    If with Landlord's consent Tenant remains in
          possession of the Premises after the expiration or other termination of the Term except pursuant to any right to extend the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly

                                     EIGHT
        rental equal to the Rent as determined in accordance with Article 4.00 or such other rental as is stated in such consent, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least 30 days' advance notice of termination to the other.

13.02 TENANCY AT SUFFERANCE If without Landlord's consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance only, at a monthly rental equal to two times the Rent determined in accordance with Article 4.00. Such tenancy at sufferance may be terminated by Landlord at any time by notice of termination to Tenant, and by Tenant on the last day of any calendar month by at least 30 days' advance notice of termination to Landlord.

13.03 GENERAL Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of this Lease except any right to extend the Term and nothing contained in this Article
        13.00 shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof.

ARTICLE 14.00  RULES AND REGULATIONS

14.01 PURPOSE The Rules and Regulations in Exhibit C have been adopted by Landlord for the safety, care and cleanliness of the Building and the safety, benefit and convenience of all tenants and other persons therein.

14.02 OBSERVANCE Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect.

14.03 MODIFICATION Landlord may from time to time, for the purposes set out in Article 14.01, amend, delete from, or add to the Rules and Regulations, provided that any such modification:

        (a)  shall not be repugnant to any other provision of this Lease.

        (b) shall be reasonable and have general application to all tenants in the Building, and

        (c) shall be effective only upon delivery of a copy thereof to Tenant at the Premises.

14.04 NON-COMPLIANCE Landlord shall use its best efforts to secure compliance by all tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

ARTICLE 15.00  EXPROPRIATION

15.01 TAKING OF BUILDING OR PREMISES If during the Term all of the Building or all of the Premises shall be taken for any public or quasi-public use under any power of expropriation, or purchased under threat of such taking, this Lease shall terminate on the date on which the expropriating authority takes possession of the Building or the Premises, as the case may be, (herein called the "date of taking").

15.02 PARTIAL TAKING OF BUILDING OR PREMISES If during the Term only part of the Building or the Premises is taken or purchased as set out in
        Article 15.01, then

        (a) If in the reasonable opinion of Landlord a substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least 30 days' notice of such termination, and

        (b) if more than one-third of the number of Square Feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least 30 days' notice thereof.

        If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the first such notice, provided, however, that no termination pursuant to notice hereunder may occur later than the date of taking.

15.03 SURRENDER On any date of termination under Article 15.01 or 15.02, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease and Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall abate on the date of termination. After the notice of such termination, and on notice from Landlord stating the Rent payable to the effective date thereof, Tenant shall forthwith pay Landlord such Rent.

                                      NINE

15.04 PARTIAL TAKING OF PREMISES If any portion of the Premises (but less than the whole thereof) is so taken or purchased, and no right of termination herein conferred is exercised within the time limited therefor, the Term of this Lease shall expire with respect to such portion on the date of taking. In such event the Rent payable hereunder with respect to such portion shall abate on such date, and the Rent thereafter payable with respect to the remainder shall be adjusted pro rata by Landlord to account for the resulting reduction in the number of Square Feet in the Premises.

15.05 AWARDS Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected land and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense of any other damage arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the expropriating authority any award or compensation attributable to the taking or purchase of Tenant's improvements, chattels or trade fixtures, or the removal or relocation of its business and effects, or the interruption of its business. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

ARTICLE 16.00 DAMAGE BY FIRE OR OTHER CASUALTY

16.01 LIMITED DAMAGE TO PREMISES If all or part of the Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to Landlord and Tenant, can be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium).
        Landlord shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord.

16.02 MAJOR DAMAGE TO PREMISES If all or part of the Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to Landlord and Tenant, cannot be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by notice delivered to the other not more than 10 days after receipt of such Architect's opinion, failing which Landlord shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord.

16.03 ABATEMENT If Landlord is required to repair damage to all or part of the Premises under Article 16.01 or 16.02 the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that, by the circumstances referred to in Article 16.01 or 16.02, the Premises are rendered unusable by Tenant in its business, from the date of such casualty until five days after completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

16.04 MAJOR DAMAGE TO BUILDING If all or a substantial part (whether or not including the Premises) of the Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by notice delivered to Tenant not more than 60 days after the date of such casualty.

16.05 LIMITATION ON LANDLORD'S LIABILITY Except as specifically provided in this Article 16.00, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants or employees.

ARTICLE 17.00 TRANSFERS BY LANDLORD

17.01 SALE, CONVEYANCE AND ASSIGNMENT Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with the Building, subject only to the rights of Tenant under this Lease.


                                     TEN

17.02 EFFECT OF SALE, CONVEYANCE OR ASSIGNMENT A bona fide, arms' length conveyance, assignment or other transfer of the Building to any person (herein called "Purchaser") shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such conveyance, assignment or other transfer and, subject to Article 17.05, Tenant shall attorn to Landlord's successor in interest thereunder.

17.03 SUBORDINATION This Lease is and shall be subject and subordinate in all respects to any and all mortgages and deeds of trust now or hereafter placed on the Building or Land, and to all renewals, modifications, consolidations, replacements and extensions thereof.

17.04 ATTORNMENT Subject to Article 17.05, if the interest of Landlord is transferred to any Purchaser by reason of foreclosure or other proceedings for enforcement of any such mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

17.05 NONDISTURBANCE No attornment by Tenant under Article 17.02 or 17.04 shall be effective unless, before the date of transfer to Purchaser, Purchaser delivers to Tenant an undertaking, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default hereunder.

17.06 EFFECT OF ATTORNMENT Upon attornment under Article 17.02 or 17.04 this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the terms, conditions and covenants set forth in this Lease except that, after such attornment, Purchaser shall not be:

        (a)  liable for any act or omission of Landlord, or

        (b) subject to any offsets or defences which Tenant might have against Landlord, or

        (c) bound by any prepayment by Tenant of more than one month's installment of Rent, unless such prepayment shall have been approved in writing by Purchaser.

17.07 EXECUTION OF INSTRUMENTS The subordination and attornment provisions of this Article 17.00 shall be self-operating and except as set out in
        Article 17.05 no further instrument shall be required. Nevertheless Tenant, on request by and without cost to Landlord or any successor in interest, shall execute and deliver any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

ARTICLE 18.00  NOTICES, ACKNOWLEDGEMENTS, AUTHORITIES FOR ACTION

18.01 NOTICES Any notice, offer, consent, approval, request, demand, designation, undertaking or election (herein called a "notice") from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered or certified mail addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same) or to Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, on the date of its receipt as shown on the official Acknowledgement of Receipt form received by the party who mailed such notice. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.02 ACKNOWLEDGEMENTS Each of the parties hereto shall at any time and from time to time upon not less than 21 days prior notice from the other execute, acknowledge and deliver a written statement certifying that:

        (a) this Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein,

        (b) Tenant is in possession of the Premisses and paying Rent as provided in this Lease,

        (c)  the date (if any) to which Rent is paid in advance, and

        (d) that there is not, to such party's knowledge, any uncured default on the part of the other party hereunder, or specifying the defaults if any are claimed.

        Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such person. If Tenant fails to deliver such statement within the said period of 21 days Tenant shall be deemed to have acknowledged that this Lease is in full force and effect.


                                     ELEVEN
          without modification except as may be represented by Landlord, and that there is no uncured default in Landlord's performance.

18.03     AUTHORITIES FOR ACTION    Landlord may act in any matter provided for
          herein by its Property manager and any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

ARTICLE 19.00  DEFAULT

19.01     INTEREST AND COSTS    Tenant shall pay monthly to Landlord interest at
          the rate per annum (calculated monthly not in advance) which is equal to the minimum commercial lending rate offered to its customers from time to time by the Canadian chartered bank with which Landlord conducts its banking business, plus three percent (3%) per annum, on all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon the expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, proviso or agreement of Tenant herein contained.


19.02     RIGHT OF LANDLORD TO PERFORM COVENANTS    All covenants and agreements
          to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof from Landlord, Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations relating thereto. All sums paid and costs incurred by Landlord in so performing such acts under this Article 19.02, together with interest thereon at the rate referred to in
          Article 19.01 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

19.03     EVENTS OF DEFAULT    If and whenever:

          (a) part or all of the Rent hereby reserved is not paid when due, and such default continues for seven days after notice thereof is given by Landlord to Tenant, or

          (b) Tenant shall make any assignment for the benefit of creditors which shall not be cancelled or annulled within sixty (60) days, or shall have a receiving order made against it whether in bankruptcy or otherwise which shall not be cancelled or annulled within sixty (60) days, or if Tenant shall file a proposal for the benefit of its creditors, or if the Term hereby granted shall be at any time seized or taken in execution or attachment by any creditor of Tenant and not released within sixty (60) days, or

          (c) Tenant moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Premises (other than in the normal course of its business) or ceases to conduct business from the Premises, or

          (d) Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and persists in such failure after 10 days notice by Landlord requiring that Tenant remedy, correct, desist or comply (or if any such breach would reasonably require more than 10 days to rectify, Tenant fails to commence rectification within the 10 day notice period and to thereafter promptly and effectively and continuously proceed with the rectification of the breach).

          then and in any of such cases, at the option of Landlord, the full amount of the current month's and the next ensuing three months' installments of Annual Rent shall immediately become due and payable and Landlord may immediately distrain for the same, together with any arrears then unpaid; and Landlord may without notice or any form or legal process forthwith re-enter upon and take possession of the Premises or any part thereof in the name of the whole and remove and sell Tenant's goods, chattels and trade fixtures therefrom, any rule of law or equity to the contrary notwithstanding; and Landlord may seize and sell such goods, chattels and equipment of Tenant as are in the Premises and may apply the proceeds thereof to all Rent and other payments to which Landlord is then entitled under this Lease. Any such sale may be effected in the discretion of Landlord by public auction or otherwise, and either in bulk or by individual item, or partly by one means and partly by another, all as Landlord in its entire discretion may decide. If any of Tenant's property is disposed of as provided in this Article 19.03, 10 days prior notice to Tenant of disposition shall be deemed to be reasonable.

                                     TWELVE

19.04 WAIVER OF EXEMPTION AND REDEMPTION Notwithstanding anything contained in any statute now or hereafter in force limiting or abrogating the right of distress, none of Tenant's goods, chattels or trade fixtures on the Premises at any time during the continuance of the Term shall be exempt from levy by distress for Rent in arrears, and upon any claim being made for such exemption by Tenant or on distress being made by Landlord this agreement may be pleaded as an estoppel against Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such statute, Tenant hereby waiving all and every benefit that could or might have accrued to Tenant under and by virtue of any such statute but for this Lease. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms or conditions of this Lease or otherwise.

19.05 SURRENDER If and whenever Landlord is entitled to and does re-enter, Landlord may terminate this Lease by giving notice thereof, and in such event Tenant shall forthwith vacate and surrender the Premises.

19.06 PAYMENTS If Landlord shall re-enter pursuant to Article 19.03 or if this Lease shall be terminated pursuant to Article 19.05, Tenant shall pay to Landlord on demand:

          (a) Rent up to the time of re-entry or termination, whichever shall be the later, plus accelerated rent as herein provided, and

          (b) all expenses incurred by Landlord in performing any of Tenant's obligations under this Lease, re-entering or terminating and re-letting, collecting sums due or payable by Tenant, realizing upon assets seized (including brokerage, legal fees and disbursements), and the expense of keeping the Premises in good order, repairing the same and preparing them for re-letting, and

          (c) as damages for the loss of income of Landlord expected to be derived from the Premises, the amount (if any) by which the Rent which would have been payable under this Lease exceeds the payments (if any) received by Landlord from other tenants in the Premises, payable on the first day of each month during the period which would have constituted the unexpired portion of the Term had it not been terminated, or if elected by Landlord by notice to Tenant at or after re-entry or termination, a lump sum amount equal to the Rent which would have been payable under this Lease from the date of such election during the period which would have constituted the unexpired portion of the Term had it not been terminated, reduced by the rental value of the Premises for the same period, established by reference to the terms and conditions upon which Landlord re-lets them if such re-letting is accomplished within a reasonable period after termination, and otherwise established by reference to all market and other relevant circumstances; Rent and rental value being reduced to present worth at an assumed interest rate of 10% on the basis of Landlord's estimates and assumptions of fact which shall govern unless shown to be erroneous.

19.07 REMEDIES CUMULATIVE No reference to or exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

ARTICLE 20.00  MISCELLANEOUS

20.01 RELATIONSHIP OF PARTIES Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

20.02 CONSENT NOT UNREASONABLY WITHHELD Except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on request deliver to the other party a written statement giving the reasons therefor.

20.03 NAME OF BUILDING Landlord shall have the right, after 30 days notice to Tenant, to change the name, number or designation of the Building, without liability to Tenant.

20.04 APPLICABLE LAW AND CONSTRUCTION This Lease shall be governed by and construed under the laws of the Province of Ontario, and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words Landlord and Tenant shall include the plural

                                    THIRTEEN
        as well as the singular. If the Lease is executed by more than one tenant, Tenants' obligations hereunder shall be joint and several obligations of such executing tenants. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

20.05   ENTIRE AGREEMENT        If there are any terms and conditions which at
        the date of execution of this Lease are additional or supplemental to those set out herein and in Exhibits A, B and C, such terms and conditions are contained in Exhibit D (if any) attached hereto as part of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease. If this Lease is made pursuant to an Offer to Lease, then the term "Lease" in this Article 20.05 shall be deemed to include such Offer to Lease.

20.06   AMENDMENT OR MODIFICATION       Unless otherwise specifically provided
        in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

20.07   CONSTRUED COVENANTS AND SEVERABILITY    All of the provisions of this
        Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provisions had not been included.

20.08   NO IMPLIED SURRENDER OR WAIVER      No provision of this Lease shall be
        deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of an original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not constitute a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made under Article 14.00 shall not constitute a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall constitute an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall constitute anything other than a payment on account of the earliest stipulated Rent, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque, or payment as Rent, constitute an accord and satisfaction, and Landlord may accept such cheque or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

20.09   SUCCESSORS BOUND       Except as otherwise specifically provided, the
        covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

20.10   UNAVOIDABLE DELAY      Wherever in this Lease it is provided that
        anything be done or performed, such provision is subject to any unavoidable delay. The term "unavoidable delay" means any prevention, delay, stoppage or interruption due to (a) strike, lockout, labour dispute, act of God, or (b) inability to obtain labour or materials or failure to obtain any necessary permit or approval, in each case after the party obligated to do so has used its best efforts to do so, or (c) laws, ordinances, rules, regulations or orders of governmental authorities, or (d) enemy or hostile action, civil commotion, fire or other casualty, or (e) other conditions or causes, whether of the foregoing character or not, (other than financial conditions) beyond the reasonable control of the party obligated to perform and not caused by its default or act of commission or omission and not avoidable by reasonably effort or foresight. Neither party hereto shall be in default in the performance of any obligation hereunder during the period of any unavoidable delay relating thereto and any period for the performance of such obligation shall be extended accordingly. Each party hereto shall immediately notify the other of them of the of the commencement, duration and consequence (so far as the same are within its knowledge) of any unavoidable delay.



                                    FOURTEEN

ARTICLE 21.00 - FIXTURING PERIOD

21.01 The Landlord shall, upon execution of Landlord's standard form lease, grant vacant possession of the Premises to the Tenant up to the Commencement Date, (the "Fixturing Period"), for the purpose of installing the Tenant's Leasehold Improvements. The Tenant shall not be obligated to pay Minimum Rent or Occupancy Costs during the Fixturing Period and may occupy the Premises during this period rent free.

ARTICLE 22.00 - LEASEHOLD IMPROVEMENTS

22.01     Tenant agrees to accept the Premises on an "As Is" basis.

          The Tenant shall improve the Premises as it may desire, (Tenant's work), subject only to the reasonable approval of the Landlord of the Tenant's plans and specifications. The Tenant agrees that there is no promise, representation, or undertaking by or binding upon the Landlord with respect to any alteration, remodeling, decoration or installation of fixtures or equipment in the Premises other than herein contained.

ARTICLE 23.00 - LANDLORD'S WORK

23.01 The Landlord shall provide, at its expense, the following improvements to the Premises prior to the commencement of the Fixturing Period.

          (i) CEILINGS: A suspended ceiling system throughout the Premises, incorporating an integrated light, sprinkler and air conditioning system. Landlord shall replace any damaged ceiling tiles in the Premises prior to the commencement of the Tenant's work.

          (ii) HEATING AND AIR CONDITIONING: A Building Standard heating and cooling system including air-handling units, ductwork and thermostatic control for normal office use. Ductwork modifications required by special Tenant needs for heat or air conditioning loads over standard office requirements, supplemental air conditioning units, special supply or return air grills, extra thermostats, special controls or exhaust, etc. shall be made by the Landlord as part of the Tenant's work, at the Tenant's expense.

               Building Standard interior zone VAV system of one box with thermostat per 2,000 square feet of Premises.

               Perimeter convection tempered air system with one thermostat for every second unit.



                                   FOURTEEN-A

        (iii) LIGHT FIXTURES: One double tube fixture is provided for approximately each 50 square feet of Premises.

        (iv) POWER DISTRIBUTION: Power for normal office use is provided by an underfloor raceway system from a panel located in the electrical room located on the same floor as the Premises.

        (v) SPRINKLER DISTRIBUTION: A sprinkler distribution is located within the ceiling plenum to provide sufficient coverage for normal office use.

        (vi) TELEPHONE DISTRIBUTION: Conduit distribution within the underfloor raceway system.

        (vii) WINDOW COVERING: Building Standard window covering on all typical exterior windows. This is a mandatory requirement and may not be omitted or modified by the Tenant.

        (viii) DEMISING WALLS: Building Standard demising walls, if required, will be provided to enclose Tenant's Premises.

        (x)     OTHER:

                All Common Area Washrooms as per existing finishes. Core and exterior walls finished in drywall, taped, primed and painted.

                Base Building Plans are those plans which were used by the general contractor to construct the Building and form part of his contract as changed from time to time.

                The term "Building Standard" shall mean the specifications established by the Landlord for this building from time to time and as changed from time to time.

ARTICLE 24.00 - CONSTRUCTION

24.01 The Tenant has the right to contract the Leasehold Improvements out to the Tenant's choice of contractor with the Landlord's prior consent, which consent shall not be unreasonably withheld or delayed. The Tenant agrees however, if requested by the Landlord, to use the Landlord's Base Building electrical and mechanical contractors.

ARTICLE 25.00 - PROJECT MANAGEMENT FEE

25.01 If the Landlord is requested to construct the Tenant's Leasehold Improvements or change the existing Premises on their behalf, the Landlord shall charge the Tenant a project management fee equal to 15% of the construction costs. The Landlord agrees to follow a joint "bid and award" of Tenant Improvement work, with all substantial work being



                                   FOURTEEN-B
        tendered to at least three reputable firms, so as to receive the best possible value for all parties.

ARTICLE 26.00 - COMPLETION OF TENANT'S WORK

26.01 Should Tenant elect to contract out the Tenant's Work, construction will not commence before the following has occurred:

        a)      execution of Landlord's standard form lease;

        b) that the Landlord has received and approved, acting reasonably, the Tenant's conceptual, architectural, structural, mechanical and electrical plans and specifications;

        c) that the Tenant agrees to complete the Leasehold Improvements to the satisfaction of the Landlord, acting reasonably, in accordance with the plans and specifications approved by the Landlord and Tenant;

        The Tenant shall use its reasonable best efforts to provide the Landlord with "As-built" drawings, with respect to the Leasehold Improvements, including a CAD #14 disk version, within sixty (60) days following the Commencement Date.

ARTICLE 27.00 - OCCUPANCY DELAY

27.01 Should the Tenant's occupancy of the Premises be delayed through no fault of the Tenant, then all dates contained herein including the Lease Commencement Date and Termination Date shall be adjusted accordingly. All other terms and conditions shall remain as agreed to in this Lease, including the length of the Lease Term which shall remain as five (5) years.

ARTICLE 28.00 - OPTION TO RENEW

28.01 The Tenant, if not then in default under the Lease, either in payment of rent or observance of the material covenants herein, shall have a one time Option to Renew the Lease for a further term of five (5) years upon giving the Landlord at least eight (8) months written notice of the exercise of such right prior to the expiry of the Term and subject to the same provisions as are contained in the Lease except that there shall be no further right of renewal, the rent for the extended term shall be the then market rent for the Premises as determined by agreement between the Landlord and the Tenant, and any improvement allowance, turnkey package and/or cash inducements shall be negotiated between the Landlord and the Tenant at that time. The Tenant and the Landlord shall have thirty (30) days from receipt of the Tenant's notice to negotiate and agree upon the Minimum Annual rent and other terms and conditions, both parties acting reasonably.



                                   FOURTEEN-C

ARTICLE 29.00 - OPTION TO EARLY TERMINATION

29.01 The Landlord shall grant the Tenant a one-time right only to terminate the Lease on June 1, 2003, provided the Tenant gives the Landlord six (6) months prior written notice prior to the expiry of the thirty-eighth (38th) month of the Lease term and provided the Tenant pays the Landlord on May 1, 2003, a penalty in the amount of One Hundred and Fifty Thousand Dollars ($150,000), plus GST.

ARTICLE 30.00 - FIRST OPPORTUNITY TO LEASE

30.01 Provided the Tenant is not then in default under the Lease in any material respect, either in payment of rent or observance of the covenants herein, the Tenant shall have a continuous first opportunity to lease (the "First Opportunity to Lease") ten thousand (10,000) square feet of space on the 12th floor of the Building (the "First Opportunity to Lease Premises").

          In the event that the Landlord receives an offer to lease for all or any part of the First Opportunity to Lease Premises, the Landlord shall provide the Tenant with written notice of such intent and the Tenant shall be obliged to notify the Landlord within five (5) business days of receiving same, of its intent to exercise its right with respect to any part (or all) of the First Opportunity to Lease Premises which is the subject of the offer to lease.

          Should the Tenant exercise its right, the terms shall be equivalent to those contained herein, save and except that the Minimum Annual Rent and any improvement allowance, turnkey package and/or cash inducements for the First Opportunity Premises shall be the then fair market rent and inducements for leases of comparable expansion premises to existing office tenants of comparable buildings in downtown Ottawa and for a comparable term, as determined by agreement between the Landlord and Tenant. the Tenant and Landlord shall have thirty (30) days upon receipt of the Tenant's notice to negotiate and agree upon the Minimum Annual Rent and inducements, both parties acting reasonably.

ARTICLE 31.00 - PARKING

31.01 Tenant shall have the right to use a total of Fifteen (15) non-reserved parking spaces in a location to be determined in the underground parking garages of either 99 Bank or 50 O'Connor at prevailing market rates per parking space per month. (1999 rates are $170.00 per parking space per month, inclusive of GST and PST).

          Five (5) additional month-to-month parking spaces on the P-4 level at 50 O'Connor shall be made available through the parking operator at the time of occupancy.

          The Landlord, through its garage operator, will retain the right to adjust the charges for parking from time to time to reflect prevailing market rates.

                                   FOURTEEN-D

32.00 - SIGNAGE

32.01 The Tenant's corporate name shall be displayed on the building directories located in the lobbies of 99 Bank and 50 O'Connor.

33.00 - BUILDING ACCESS

33.01 The Tenant shall have access to the Premises 24 hours a day, 7 day a week.

34.00 - BUILDING SECURITY

34.01 The Landlord shall provide manned security for the entrance of the building 24 hours a day. Also, elevators shall be programmed such that only Tenant's designated staff shall have access to the Premises after normal business hours. Notwithstanding the above, security and custodial staff must have access to the floor as further detailed in the Tenant Manual provided to Tenant.

ARTICLE 35.00 - ASSIGNMENT AND SUBLETTING

35.01 Until the Commencement Date or execution of the Lease, whichever is later, the agreement which shall arise between the parties by acceptance of the Offer to Lease shall not be assignable by Tenant without the prior written approval of Landlord, which approval may be arbitrarily withheld. Thereafter, the provisions of the Lease shall apply to assignment and subletting.

ARTICLE 36.00 - COMMISSION

36.01 The Tenant represents and warrants to the Landlord that no broker or agent negotiated or was instrumental in negotiating on behalf of The Object People other than Royal LePage represented by Rick Eisert.

ARTICLE 37.00 - SOLE AGREEMENT

37.01 There is no covenant, agreement, condition or material representation relating to the subject matter of the Offer, or the agreement which will subsist between the parties upon its acceptance, except as expressly contained herein. All covenants, agreements and other obligations contained in the Offer shall survive until performed.



                                   FOURTEEN-E

IN WITNESS WHEREOF Landlord and Tenant have executed this Lease.

LANDLORD                                  TENANT

CLARICA LIFE INSURANCE COMPANY            THE OBJECT PEOPLE INC.


/s/ [SIGNATURE ILLEGIBLE]                 /s/ PAUL WHITE
--------------------------------------    -------------------------------------
        Leasing Manager                   Vice President/COO

/s/ [SIGNATURE ILLEGIBLE]                 /s/ [SIGNATURE ILLEGIBLE]
--------------------------------------    -------------------------------------
Witness to the signature of Landlord.     Witness to the signature of Tenant if
                                          not incorporated.

                                          Kirby Gallagher -- Witness

                                          I/We have the authority to bind the
                                          Corporation.



                                    FIFTEEN